UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2009

XENACARE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-139595	20-3075747
(Commission File Number)	(IRS Employer Identification No.)

14000 Military Trail, Suite 104, Delray Beach, Florida 33484

(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including area code: (561) 496-6676

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors.

On November 16, 2009, Rik J. Deitsch resigned as director. A copy of the resignation letter submitted by Mr. Deitsch is attached to this Current Report as Exhibit 17.1.

Item 9.01

Exhibits

Exhibit
Number	Description

17.1	Resignation of Rik J. Deitsch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENACARE HOLDINGS, INC.

November 20, 2009	/s/ Frank Rizzo
Frank Rizzo, President
Chief Executive Officer